PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated December 6, 2023,
to
Prospectuses dated May 1, 2023,
for
VUL Protector® and Prudential FlexGuard® Life IVUL Contracts
and
Prospectuses dated May 1, 2023, and October 16, 2023,
for
PruLife® Custom Premier II Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The following is added to the table in APPENDIX B: State Availability Or Variations Of Certain Features And Riders.

State(s)	Feature or Rider	Availability or Variation
MN	Suicide Exclusion
For Contracts issued on or after January 1, 2024, the subsection Suicide Exclusion is deleted and replaced with the following:
If the insured, whether sane or insane, dies by suicide within one year from the issue date, the Contract will end without any Death Benefit paid, and we will return the premiums paid less any Contract Debt and less any withdrawals. If the insured, whether sane or insane, dies by suicide within one year from the effective date of a reinstatement, the Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP210
CP223, CP219, VULP21, FGL